UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 31, 2023

UNITED STATES ANTIMONY CORPORATION
(Exact name of registrant as specified in its charter)

Montana	001-08675	81-0305825
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

P.O. Box 643 Thompson Fall, MT	59873
(Address of principal executive officers)	(Zip Code)

Registrant’s telephone number, including area code: (406) 827-3523

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	UAMY	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

United States Antimony Corporation (NYSE: UAMY) (“USAC” or the “Company”) is pleased to announce the appointment of Richard (Rick) R. Isaak, age 55, as Senior Vice President and Chief Financial Officer effective today. He succeeds Kelly J. Stopher who previously served as Chief Financial Officer. Mr. Stopher will remain as a consultant during the transition period.

Rick started his career at Ernst & Young as a CPA in the assurance and advisory business services area for 12 years with extensive experience with managing public company audits and SEC reporting primarily for large, multinational companies. After Ernst & Young, Rick served in several senior leadership roles including CFO, Chief Accounting Officer, Controller, Treasurer, and Head of Investor Relations at four different companies over 20 years including Panera Bread Company, Heritage Home Group, and Merric Millwork and Seating, and Catholic Charities. He has a proven track record of leadership, strategic thinking, team development and execution, and business acumen which is welcomed at USAC during a period of change. Rick’s broad range of experience in public accounting as well as in industry, which includes strategic planning, financial planning and analysis, operational finance, cash flow optimization, customer, supplier, and third-party management, and information technology, will complement and enhance USAC senior leadership talent and skills.

Item 8.01. Other Events

On July 31, 2023, the Company issued a press release welcoming Richard R. Isaak as their Senior Vice President and Chief Financial Officer. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED STATES ANTIMONY CORPORATION

July 31, 2023	By:	/s/ Richard R. Isaak
Richard R. Isaak Senior Vice President and Chief Financial Officer

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